EXHIBIT 3(ii)


                                     BY-LAWS

                                 SUN & SURF INC.

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                              MINUTES AND BY-LAWS


                             A New York Corporation



                                 COMMENCING 20

                                   ENDING 20


                                  Law Offices



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                                     BY-LAWS



                                   ARTICLE I

The Corporation

     Section 1. Name. The legal name of this corporation (hereinafter called the Corporation) is

     Section 2. Offices. The Corporation shall have its principal office in the State of New York. The Corporation may also have offices at such other places within and without the United States as the Board of Directors may from time to time appoint or the business of the Corporation may require.

     Section 3. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words Corporate Seal, New York. One or more duplicate dies for impressing such seal may be kept and used.


                                   ARTICLE II

                            Meetings of Shareholders
                            ------------------------

     Section 1. Place of Meetings. All meetings of the shareholders shall be held at the principal office of the Corporation in the State of New York or at such other place, within or without the State of New York, as is fixed in the notice of the meeting.

     Section 2. Annual Meeting. An annual meeting of the shareholders of the Corporation for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on the first Monday of December in each year if not a legal holiday, and if a legal holiday, then on the next secular day following, at ten o'clock A.M., Eastern Standard Time, or at such other time as is fixed in the notice of the meeting. If for any reason any annual meeting shall not be held at the time herein specified, the same may be held at any time thereafter upon notice, as herein provided, or the business thereof may be transacted at any special meeting called for the purpose.

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     Section 3. Special Meeting. Special meetings of shareholders may be called by the President whenever he deems it necessary or advisable. A special meeting of the shareholders shall be called by the President whenever so directed in writing by a majority of the entire Board of Directors or whenever the holders of one-third (1/3) of the number of shares of the capital stock of the Corporation entitled to vote at such meeting shall, in writing, request the same.

     Section 4. Notice of Meetings. Notice of the time and place of the annual and of each special meeting of the shareholders shall be given to each of the shareholders entitled to vote at such meeting by mailing the same in a postage prepaid wrapper addressed to each such shareholder at his address as it appears on the books of the Corporation, or by delivering the same personally to any such shareholder in lieu of such mailing, at least ten (10) and not more than fifty (50) days prior to each meeting. Meetings may be held without notice if all of the shareholders entitled to vote thereat are present in person or by proxy, or if notice thereof is waived by all such shareholders not present in person or by proxy, before or after the meeting. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail. If a meeting is adjourned to another time, not more than thirty (30 days hence, or to another place, and if an announcement of the adjourned time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment fix a new record date for the adjourned meeting. Notice of the annual and each special meeting of the shareholders shall indicate that it is being issued by or at the direction of the person or persons calling the meeting, and shall state the name and capacity of each such person. Notice of each special meeting shall also state the purpose or purposes for which it has been called. Neither the business to be transacted at nor the purpose of the annual or any special meeting of the shareholders need be specified in any written waiver of notice.

     Section 5. Record Date for Shareholders. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board

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of Directors may fix, in advance, a record date, which shall not be more than five(5) days nor less than ten (10) days before the date of such meeting, nor more than fifty (50) days prior to any other action. If no record date is fixed, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held. The record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 6. Proxy Representation. Every shareholder may authorize another person or persons to act for him by proxy in all matters in which a shareholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the shareholder or by his attorney-in-fact. No proxy shall be voted or acted upon after eleven months from its date unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided in
Section 608 of the New York Business Corporation Law.

     Section 7. Voting at Shareholders Meetings. Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast except where the New York Business Corporation Law prescribes a different percentage of votes or a different exercise of voting power. In the election of directors, and for any other action, voting need not be by ballot.

     Section 8. Quorum and Adjournment. Except for a special election of directors pursuant to Section 603 of the New York Business Corporation Law, the presence, in person or by proxy, of the holders of a majority of the shares of the stock of the Corporation outstanding and entitled to vote thereat shall be requisite and shall constitute a quorum at any meeting of the shareholders. When a quorum is once present to organize a meeting, it shall not be broken by the

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subsequent withdrawal of any shareholders. If at any meeting of shareholders there shall be less than a quorum so present, the shareholders present in person or by proxy and entitled to vote thereat, may adjourn the meeting from time to time until a quorum shall be present, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not adjourned.

     Section 9. List of Shareholders. The officer who has charge of the stock ledger of the Corporation shall prepare, make and certify, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders, as of the record date fixed for such meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present. If the right to vote at any meeting is challenged, the inspectors of election, if any, or the person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

     Section 10. Inspectors of Election. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, and at the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting,

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the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by them.

     Section 11. Action of the Shareholders Without Meetings. Any action which may be taken at any annual or special meeting of the shareholders may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of the shareholders.


                                  ARTICLE III

                                   Directors
                                   ---------

     Section 1. Number of Directors. The number of directors which shall constitute the entire Board of Directors shall be at least one. The number of directors may be fixed from time to time by action of a majority of the entire Board of Directors or of the shareholders at an annual or special meeting, or, if the number of directors is not so fixed, the number shall be three or shall be equal to the number of shareholders (determined as aforesaid), whichever is less. Until such time as the corporation shall issue shares of its stock, the Board of Directors shall consist of two persons. No decrease in the number of directors shall shorten the term of any incumbent director.

     Section 2. Election and Term. The initial Board of Directors shall be elected by the incorporator and each initial director so elected shall hold office until the first annual meeting of shareholders and until his successor has been elected and qualified. Thereafter, each director who is elected at an annual meeting of shareholders, and each director who is elected in the interim to fill a vacancy or a newly created directorship, shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified.

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     Section 3. Filling Vacancies. Resignation and Removal. Any director may tender his resignation at any time. Any director or the entire Board of Directors may be removed, with or without cause, by vote of the shareholders. In the interim between annual meetings of shareholders or special meetings of shareholders called for the election of directors or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the resignation or removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum or by the sole remaining director.

     Section 4. Qualifications and Powers. Each director shall be at least eighteen years of age. A director need not be a shareholder, a citizen of the United States or a resident of the State of New York. The business of the Corporation shall be managed by the Board of Directors, subject to the provisions of the Certificate of Incorporation. In addition to the powers and authorities by these By-Laws expressly conferred upon it, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done exclusively by the shareholders.

     Section 5. Regular and Special Meetings of the Board. The Board of Directors may hold its meetings, whether regular or special, either within or without the State of New York. The newly elected Board may meet at such place and time as shall be fixed by the vote of the shareholders at the annual meeting, for the purpose of organization or otherwise, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a majority of the entire Board shall be present, or they may meet at such place and time as shall be fixed by the consent in writing of all directors. Regular meetings of the Board may be held with or without notice at such time and place as shall from time to time be determined by resolution of the Board. Whenever the time or place of regular meetings of the Board shall have been determined by resolution of the Board, no

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regular meetings shall be held pursuant to any resolution of the Board altering or modifying its previous resolution relating to the time or place of the holding of regular meetings, without first giving at least three days written notice to each director, either personally or by telegram, or at least five days written notice to each director by mail, of the substance and effect of such new resolution relating to the time and place at which regular meetings of the board may thereafter be held without notice. Special meetings of the Board shall be held whenever called by the President, Vice-President, the Secretary or any director in writing. Notice of each special meeting of the Board shall be delivered personally to each director or sent by telegram to his residence or usual place of business at least three days before the meeting, or mailed to him to his residence or usual place of business at least five days before the meeting. Meetings of the Board, whether regular or special, may be held at any time and place, and for any purpose, without notice, when all the directors are present or when all directors not present shall, in writing, waive notice of and consent to the holding of such meeting. All or any of the directors may waive notice of any meeting and the presence of the director at any meeting of the Board shall be deemed a waiver of notice thereof by him. A notice, or waiver of notice, need not specify the purpose or purposes of any regular or special meeting of the Board.

     Section 6. Quorum and Action. A majority of the entire Board of Directors shall constitute a quorum except that when the entire Board consists of one director, then one director shall constitute a quorum, and except that when a vacancy or vacancies prevents such majority, a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at lease one-third of the entire Board. A majority of the directors present, whether or not they constitute a quorum, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the New York Business Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

     Section 7. Telephonic Meetings. Any member or members of the Board of Directors, or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation in a meeting by such means shall constitute presence in person at such meeting.

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     Section 8. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 9. Compensation of Directors. By resolution of the Board of Directors, the directors may be paid their expenses, if any, for attendance at each regular or special meeting of the Board or of any committee designated by the Board and may be paid a fixed sum for attendance at such meeting, or a stated salary as director, or both. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor, provided however that directors who are also salaried officers shall not receive fees or salaries as directors.

                                   ARTICLE IV

                                   Committees
                                   ----------

     Section 1. In General. The Board of Directors may, by resolution or resolutions passed by the affirmative vote therefore of a majority of the entire Board, designate an Executive Committee and such other committees as the Board may from time to time determine, each to consist of three or more directors, and each of which, to the extent provided in the resolution or in the certificate of incorporation or in the By-Laws, shall have all the powers of the Board, except that no such Committee shall have power to fill vacancies in the Board, or to change the membership of or to fill vacancies in any Committee, or to make, amend, repeal or adopt By-Laws of the Corporation, or to submit to the shareholders any action that needs shareholder approval under these By-Laws or the New York Business Corporation Law, or to fix the compensation of the directors for serving on the Board or any committee thereof, or to amend or repeal any resolution of the Board which by its terms shall not be so amendable or repealable. Each committee shall serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

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     Section 2. Executive Committee. Except as otherwise limited by the Board of
Directors or by these By-Laws, the Executive Committee, if so designated by the Board of Directors, shall have and may exercise, when the Board is not in session, all the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all papers which may require it. The Board shall have the power at any time to change the membership of the Executive Committee, to fill vacancies in it, or to dissolve it. The Executive Committee may make rules for the conduct of its business and may appoint such assistance as it shall from time to time deem necessary. A majority of the members of the Executive Committee, if more than a single member, shall constitute a quorum.

                                   ARTICLE V

                                    Officers
                                    --------

     Section 1. Designation. Term and Vacancies. The officers of the Corporation shall be a President, one or more Vice-Presidents, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time deem necessary. Such officers may have and perform the powers and duties usually pertaining to their respective offices, the powers and duties respectively prescribed by law and by these By-Laws, and such additional powers and duties as may from time to time be prescribed by the Board.

     The initial officers of the Corporation shall be appointed by the initial Board of Directors, each to hold office until the meeting of the Board of Directors following the first annual meeting of shareholders and until his successor has been appointed and qualified. Thereafter, the officers of the Corporation shall be appointed by the Board as soon as practicable after the election of the Board at the annual meeting of shareholders, and each officer so appointed shall hold office until the first meeting of the Board of Directors following the next annual meeting of shareholders and until his successor has been appointed and qualified. Any officer may be removed at any time, with or without cause, by the affirmative vote therefor of a majority of the entire Board of Directors. All other agents and employees of the Corporation shall hold

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office during the pleasure of the Board of Directors. Vacancies occurring among the officers of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

     Section 2. President. The President shall preside at all meetings of the shareholders and at all meetings of the Board of Directors at which he may be present. Subject to the direction of the Board of Directors, he shall be the chief executive officer of the Corporation, and shall have general charge of the entire business of the Corporation. He may sign certificates of stock and sign and seal bonds, debentures, contracts or other obligations authorized by the Board, and may, without previous authority of the Board, make such contracts as the ordinary conduct of the Corporations business requires. He shall have the usual powers and duties vested in the President of a corporation. He shall have power to select and appoint all necessary officers and employees of the Corporation, except those selected by the Board of Directors, and to remove all such officers and employees except those selected by the Board of Directors, and make new appointments to fill vacancies. He may delegate any of his powers to a Vice-President of the Corporation.

     Section 3. Vice-President. A Vice-President shall have such of the Presidents powers and duties as the President may from time to time delegate to him, and shall have such other powers and perform such other duties as may be assigned to him by the Board of Directors. During the absence or incapacity of the President, the Vice-President, or, if there be more than one, the Vice-President having the greatest seniority in office, shall perform the duties of the President, and when so acting shall have all the powers and be subject to all the responsibilities of the office of President.

     Section 4. Treasurer. The Treasurer shall have custody of such funds and securities of the Corporation as may come to his hands or be committed to his care by the Board of Directors. Whenever necessary or proper, he shall endorse on behalf of the Corporation, for collection, checks, notes, or other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositaries, approved by the Board of Directors as the Board of Directors or President may designate. He may sign receipts or vouchers for payments made to the Corporation, and the Board of Directors may require that such receipts or vouchers shall also be signed by some other officer to be designated by them. Whenever required by the Board of Directors, he shall render

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a statement of his cash accounts and such other statements respecting the affairs of the Corporation as may be required. He shall keep proper and accurate books of account. He shall perform all acts incident to the office of Treasurer, subject to the control of the Board.

     Section 5. Secretary. The Secretary shall have custody of the seal of the Corporation and when required by the Board of Directors, or when any instrument shall have been signed by the President duly authorized to sign the same, or when necessary to attest any proceedings of the shareholders or directors, shall affix it to any instrument requiring the same and shall attest the same with his signature, provided that the seal may be affixed by the President or Vice-President or other officer of the Corporation to any document executed by either of them respectively on behalf of the Corporation which does not require the attestation of the Secretary. He shall attend to the giving and serving of notices of meetings. He shall have charge of such books and papers as properly belong to his office or as may be committed to his care by the Board of Directors. He shall perform such other duties as appertain to his office or as may be required by the Board of Directors.

     Section 6. Delegation. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may temporarily delegate the powers or duties, or any of them, of such officer to any other officer or to any director.


                                   ARTICLE VI

                                      Stock
                                      -----

     Section 1. Certificates Representing Shares. All certificates representing shares of the capital stock of the Corporation shall be in such form not inconsistent with the Certificate of Incorporation, these By-Laws or the laws of the State of New York and shall set forth thereon the statements prescribed by
Section 508, and where applicable, by Sections 505, 616, 620, 709 and 1002 of the Business Corporation Law. Such shares shall be approved by the Board of Directors, and shall be signed by the President or a Vice-President and by the Secretary or the Treasurer and shall bear the seal of the Corporation and shall not be valid unless so signed and sealed. Certificates countersigned by a duly appointed transfer agent and/or registered by a duly appointed registrar shall be deemed to be so signed and sealed whether the signatures be manual or facsimile signatures and whether the seal be a facsimile seal or any other



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form of seal. All certificates shall be consecutively numbered and the name of the person owning the shares represented thereby, his residence, with the number of such shares and the date of issue, shall be entered on the Corporation's books. All certificates surrendered shall be canceled and no new certificates issued until the former certificates for the same number of shares shall have been surrendered and canceled, except as provided for herein.

     In case any officer or officers who shall have signed or whose facsimile signature or signatures shall have been affixed to any such certificate or certificates, shall cease to be such officer or officers of the Corporation before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation, and may be issued and delivered as though the person or persons who signed such certificates, or whose facsimile signature or signatures shall have been affixed thereto, had not ceased to be such officer or officers of the Corporation.

     Any restriction on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

     Section 2. Fractional Share Interests. The Corporation, may, but shall not be required to, issue certificates for fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any distribution of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the condition that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

     Section 3. Addresses of Shareholders. Every shareholder shall furnish the Corporation with an address to which notices of meetings and all other notices may be served upon or mailed to him, and in default thereof notices may be addressed to him at his last known post office address.

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     Section 4. Stolen. Lost or Destroyed Certificates. The Board of Directors
may in its sole discretion direct that a new certificate or certificates of stock be issued in place of any certificate or certificates of stock theretofore issued by the Corporation, alleged to have been stolen, lost or destroyed, and the Board of Directors when authorizing the issuance of such new certificate or certificates, may, in its discretion, and as a condition precedent thereto, require the owner of such stolen, lost or destroyed certificate or certificates or his legal representatives to give to the Corporation and to such registrar or registrars and/or transfer agent or transfer agents as may be authorized or required to countersign such new certificate or certificates, a bond in such sum as the Corporation may direct not exceeding double the value of the stock represented by the certificate alleged to have been stolen, lost or destroyed, as indemnity against any claim that may be made against them or any of them for or in respect of the shares of stock represented by the certificate alleged to have been stolen, lost or destroyed.

     Section 5. Transfers of Shares. Upon compliance with all provisions restricting the transferability of shares, if any, transfers of stock shall be made only upon the books of the Corporation by the holder in person or by his attorney thereunto authorized by power of attorney duly filed with the Secretary of the Corporation or with a transfer agent or registrar, if any, upon the surrender and cancellation of the certificate or certificates for such shares properly endorsed and the payment of all taxes due thereon. The Board of Directors may appoint one or more suitable banks and/or trust companies as transfer agents and/or registrars of transfers, for facilitating transfers of any class or series of stock of the Corporation by the holders thereof under such regulations as the Board of Directors may from time to time prescribe. Upon such appointment being made all certificates of stock of such class or series thereafter issued shall be countersigned by one of such transfer agents and/or one of such registrars of transfers, and shall, not be valid unless so countersigned.


                                  ARTICLE VII

                             Dividends and Finance
                             ---------------------

     Section 1. Dividends. The Board of Directors shall have power to fix and determine and to vary, from time to time, the amount of the working capital of the Corporation before declaring any dividends among its shareholders, and to direct and determine the use and disposition of any net profits or surplus, and

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to determine the date or dates for the declaration and payment of dividends and to determine the amount of any dividend, and the amount of any reserves necessary in their judgment before declaring any dividends among its shareholder, and to determine the amount of the net profits of the Corporation from time to time available for dividends.

     Section 2. Fiscal Year. The fiscal year of the Corporation shall end on the last day of in each year and shall begin on the next succeeding day, or shall be for such other period as. the Board of Directors may from time to time designate with the consent of the Department of Taxation and Finance, where applicable.


                                  ARTICLE VIII

                           Miscellaneous Provisions.
                           -------------------------

     Section 1. Stock of Other Corporations. The Board of Directors shall have the right to authorize any director, officer or other person on behalf of the Corporation to attend, act and vote at meetings of the Shareholders of any corporation in which the Corporation shall hold stock, and to exercise thereat any and all rights and powers incident to the ownership of such stock, and to execute waivers of notice of such meetings and calls therefor; and authority may be given to exercise the same either on one or more designated occasions, or generally on all occasions until revoked by the Board. In the event that the Board shall fail to give such authority, such authority may be exercised by the President in person or by proxy appointed by him on behalf of the Corporation.

     Any stocks or securities owned by this Corporation may, if so determined by the Board of Directors, be registered either in the name of this Corporation or in the name of any nominee or nominees appointed for that purpose by the Board of Directors.

     Section 2. Books and Records. Subject to the New York Business Corporation Law, the Corporation may keep its books and, accounts outside the State of New York.

     Section 3. Notices. Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed postpaid wrapper, addressed to the person entitled thereto at his last known post office address, and such notice shall be deemed to have been given on the day of such mailing.

     Whenever any notice whatsoever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation or these By-Laws a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     Section 4. Amendments. Except as otherwise provided herein, these By-Laws may be altered, amended or repealed and By-Laws may be made at any annual meeting of the shareholders or at any special meeting thereof if notice of the proposed alteration, amendment or repeal or By-Law or By-Laws to be made be contained in the notice of such special meeting, by the holders of a majority of the shares of stock of the Corporation outstanding and entitled to vote thereat; or by a majority of the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors, if notice of the proposed alteration, amendment or repeal, or By-Law or By-Laws to be made, be contained in the Notice of such Special Meeting.

                              MINUTES AND BY-LAWS

                                 SUN & SURF INC.

                             A New York Corporation



COMMENCING:                                                     December 1, 2000

ENDING:





                                  Law Offices:

                           KENNETH C. DOLLMANN, ESQ.
                         Attorney and Counselor at Law
                         Office and Post Office Address
                         MacArthur Atrium - Suite 295-E
                        4250 Veterans' Memorial Highway
                         Holbrook, New York 11741-4001
                        Telephone Number: (631) 467-2644
                        Facsimile Number: (631) 467-2649

                           ORGANIZATIONAL RESOLUTIONS
                          ADOPTED BY INTERIM DIRECTORS
                                       OF
                                 SUN & SURF INC.


     The undersigned, JEFFREY R. ESPOSITO, KENNETH C. DOLLMANN, and JOEL ESPOSITO, do and hereby adopt, nunc pro tunc the following resolutions solely to effectuate the issuance of stock in the Corporation, and for no other purpose:

     (1) RESOLVED, that all the acts taken and resolutions adopted by the Incorporator be, and the same are hereby, approved, ratified, and adopted; and it was further

     (2) RESOLVED, that the form of seal submitted to this meeting be, and it is hereby, approved and adopted as and for the corporate seal of the Corporation, and that an impression thereof be made on the margin of these minutes; and it was further

     (3) RESOLVED, that the specimen form of certificate, annexed hereto as Exhibit A, be, and it is hereby, approved and adopted as the certificate representing the shares of this Corporation; and it was further

     (4) RESOLVED, that the following persons be, and they are hereby, elected to the designated offices of the Corporation, to serve until successors are elected and qualified:

          Interim President:                JEFFREY R. ESPOSITO

          Interim Secretary:                 KENNETH C. DOLLMANN

     (5) RESOLVED, that the written offers of Jeffrey R. Esposito, dated December 1, 2000 and annexed hereto as Exhibit B-1, pertaining to the issuance of ONE-HUNDRED-THOUSAND (100,000) shares of stock by Sun & Surf Inc., Kenneth C. Dollman, dated December 1, 2000 and annexed hereto as Exhibit B-2, pertaining to the issuance of ONE-HUNDRED-THOUSAND (100,000) shares of stock by Sun & Surf Inc. and Joel Esposito, dated December 1, 2000, and annexed hereto as Exhibit B-3, pertaining to the issuance of FIFTY-THOUSAND (50,000) shares of stock by Sun & Surf Inc. be, and the same hereby and each of them in all respects, approved for and on behalf of the Corporation; and it was further

     (6) RESOLVED, that upon receipt of the consideration therefore pursuant to the terms of each of the respective aforesaid proposals, the Corporation issue and deliver unto Jeffrey R. Esposito a certificate representing ONE-HUNDRED-THOUSAND (100,000) shares of the stock of the Corporation, having par value of $0.001 per share, Kenneth C. Dollman a certificate representing ONE-HUNDRED-THOUSAND (100,000) shares of stock of the Corporation, having par value of $0.001 per share, and Joel Esposito a certificate representing FIFTY-THOUSAND (50,000) shares of the stock of the Corporation; and it was further

     (7) RESOLVED, that the officers of the Corporation be, and they are hereby, authorized, empowered and directed to take any and all steps, and to execute and deliver any and all instruments in connection with consummating the transaction contemplated by the aforesaid proposal and in connection with carrying the foregoing resolutions into effect; and it was further

     (8) RESOLVED, that the aforesaid subscribes shares have been so issued, and Jeffrey R. Esposito, the president of the Corporation, does and hereby acknowledges receipt of the requires consideration therefore on behalf of the Corporation; and it was further

     (9) RESOLVED, that the signing of these minutes does and hereby constitutes full ratification thereof and waiver by the signatory of all notice requirements for such meetings; and it was further

     (10) RESOLVED, that there being no further business, the Organizational Meeting of Interim Directors of Sun & Surf Inc. be and the same is hereby duly adjourned.



Dated:   Holbrook, New York
         December 1, 2000

                                        /s/  Kenneth C. Dollman
                                        ---------------------------------------
                                        KENNETH C. DOLLMAN
                                        AS INTERIM DIRECTOR


                                        /s/  Jeffrey R. Esposito
                                        ---------------------------------------
                                        JEFFREY R. ESPOSITO
                                        AS INTERIM DIRECTOR,
                                        PRESIDENT

                              Subscription To Stock




 To: SUN & SURF INC.
     57 Main Street
     East Hampton, NY 11937



     I, Jeffrey R Esposito, am currently and intend to remain a resident of the State of New York, and do and hereby subscribe for ONE-HUNDRED-THOUSAND (100,000) shares of the common $0.001 par value capital stock of SUN & SURF INC., when organized, at the rate of ONE-TENTH OF ONE-CENT ($0.001) per share, for a total amount of ONE-HUNDRED-AND-NO/100 ($100.00) dollars and to accept the same as and for partial compensation in the amount of ONE-HUNDRED-AND-NO/100 ($100.00) DOLLARS for services rendered and to be rendered to the Corporation as Treasurer and Director during the 2000-2001 fiscal year.

     I further represent and warrant, as to myself, and also on behalf of my distributees, beneficiaries, legatees or devisees, legal representatives, successors and assigns, that I am acquiring the capital stock to be issued hereunder for investment of an indefinite period for my own account, and not with a view toward sale or distribution, except distribution by operation of law, of all or any part thereof.

     I further represent and warrant that I have no need and anticipate no need for liquidity in the capital stock to be issued hereunder, that I am able to bear the economic risks of the investment in the capital stock to be issued hereunder for an indefinite period of time, that I am able to hold the capital stock to be issued hereunder for an indefinite period of time and can afford a complete and total loss of such investment, and that I am now involved in the management of the daily operations of the Corporation as an officer and director of the Corporation.


                                           Very truly yours,

                                           /s/  Jeffrey R. Esposito
                                           ------------------------------------
                                                Jeffrey R. Esposito



 Dated:   Holbrook, New York
          December 1, 2000


                                - EXHIBIT B-1 -

                              SUBSCRIPTION TO STOCK

 To:     SUN & SURF INC.
         57 Main Street
         Easthampton, NY 11937




     I, KENNETH C. DOLLMANN, am currently and intend to remain a resident of the State of New York, and do and hereby subscribe for ONE-HUNDRED-THOUSAND (100,000) shares of the common $0.001 par value capital stock of SUN & SURF INC., when organized, at the rate of ONE-TENTH OF ONE-CENT ($.001) per share, for a total amount of ONE-HUNDRED-AND-NO/l00 ($100.00) DOLLARS and to accept the same as and for partial compensation in the amount of ONE-HUNDRED-AND-NO/100 (4100.00) DOLLARS for services rendered and to be rendered to the Corporation as Secretary and Director during the 2000-2001 fiscal year.

     I further represent and warrant, as to myself, and also on behalf of my distributees, beneficiaries, legatees or devisees, legal representatives, successors and assigns, that I am acquiring the capital stock to be issued hereunder for investment of an indefinite period for my own account, and not with a view toward sale or distribution, except distribution by operation of law, of all or any part thereof.

     I further represent and warrant that I have no need and anticipate no need for liquidity in the capital stock to be issued hereunder, that I am able to bear the economic risks of the investment in the capital stock to be issued hereunder for an indefinite period of time, that I am able to hold the capital stock to be issued hereunder for an indefinite period of time and can afford a complete and total loss of such investment, and that I am now involved in the management of the daily operations of the Corporation as an officer and director of the Corporation.


                                                Very truly  yours,


                                                /s/  Kenneth C. Dollmann
                                                     KENNETH C. DOLLMANN




 Dated:      Holbrook, New York
             December 1, 2000

                                - EXHIBIT B-2 -

                              SUBSCRIPTION TO STOCK

 To:     SUN & SURF INC.
         57 Main Street
         Easthampton, NY 11937




     I, JOEL ESPOSITO, am currently and intend to remain a resident of the State of New York, and do and hereby subscribe for FIFTY-THOUSAND (50,000) shares of the common $O.0Ol par value capital stock of SUN & SURF INC., when organized, at the rate of ONE-TENTH OF ONE-CENT ($.0O1) per share, for a total amount of FIFTY-AND-NO/l00 ($50.00) DOLLARS and to accept the same as and for full compensation in the amount of FIFTY-AND-NO/100 ($50.00) DOLLARS for services rendered and to be rendered to the Corporation as a Director during the 2000-2001 fiscal year.

     I further represent and warrant, as to myself, and also on behalf of my distributees, beneficiaries, legatees or devisees, legal representatives, successors and assigns, that I am acquiring the capital stock to be issued hereunder for investment of an indefinite period for my own account, and not with a view toward sale or distribution, except distribution by operation of law, of all or any part thereof.

     I further represent and warrant that I have no need and anticipate no need for liquidity in the capital stock to be issued hereunder, that I am able to bear the economic risks of the investment in the capital stock to be issued hereunder for an indefinite period of time, that I am able to hold the capital stock to be issued hereunder for an indefinite period of time and can afford a complete and total loss of such investment, and that I am nOW involved in the management of the daily operations of the Corporation as an officer and director of the Corporation.

                                                  Very truly yours,


                                                  /s/  Joel Esposito
                                                       JOEL ESPOSITO

 Dated:       Holbrook, New York
              December 1, 2000

                                - EXHIBIT B-3 -

                           Organizational Resolutions
                         Adopted by the Shareholders of
                                 Sun & Surf Inc.

The undersigned, Jeffrey R Esposito, Kenneth C. Dollmann, and Joel Esposito being the all of shareholders of Surf Group Inc. do and hereby adopt the following resolutions:

     (1) Resolved, that all the acts taken, business conducted, and resolutions adopted by the Incorporator and the Organizational Meeting of Interim Directors of the Corporation, as reported in the minutes of those meetings, be, and the same are hereby, approved, ratified, and adopted; and it was further

     (2) Resolved, that the following persons be, and each of them is hereby, elected as a director of the corporation to hold said office and serve until a successor is elected and qualified:

                        Jeffrey R Esposito
                        Kenneth C. Dollmann
                        Joel Esposito

          It is noted for the minutes that said person assumed said office as director and agreed to fully and faithfully discharge the duties of such office.

     (3) Resolved, that the signing of these minutes does and hereby constitutes full ratification thereof and waiver by the signatory of all notice requirements for such meetings; and was further

     (4) Resolved, that there being no further business, the Organizational Meeting of the Shareholders of the Corporation be and the same is hereby duly adjourned.


Dated:   Holbrook, New York
         December 1, 2000


/s/  Jeffrey R. Esposito                        /s/  Joel Esposito
------------------------------                  --------------------------------
Director                                        Director
100,000 shares                                  50,000 shares


/s/  Kenneth C. Dollman
------------------------------
Director
100,000 shares

                           ORGANIZATIONAL RESOLUTIONS
                            ADOPTED BY THE DIRECTORS
                               OF SUN & SURF INC.


     The undersigned, JEFFREY R. ESPOSITO, KENNETH C. DOLLMANN, and JOEL ESPOSITO, being all of the directors and shareholders of the Corporation do and hereby adopt, nunc pro tunc the following resolutions:

     (1) RESOLVED that all the acts taken and resolutions adopted by the Incorporator and at the Organizational Meeting of Interim Directors of SUN & SURF INC. be, and the same are hereby, approved, ratified, and adopted; and it was further

     (2) RESOLVED that the following persons be, and is hereby, elected to the designated offices of the Corporation, to serve until successor(s) are elected and qualified:

                  President
                   and Treasurer:                         JEFFREY R. ESPOSITO

                   Secretary:                             KENNETH C. DOLLMANN

                   and it was further


     (3) RESOLVED, that the Secretarial Certificate, annexed hereto as Exhibit A, relating to the banking arrangements of the Corporation be, and it hereby is approved, that the resolutions set forth therein be and the same are hereby adopted by the Corporation, and that the officers of the Corporation be, and is hereby, authorized, empowered and directed to take any and all steps and to execute and deliver, in the name of the Corporation, any and all instruments deemed necessary and/or desirable in the judgment of the president to effectuate this resolution; and it was further

     (4) RESOLVED, that the president of the Corporation be and the same is hereby authorized, empowered and directed to obtain a line of credit or borrow against the assets of the Corporation and under such terms and conditions as the officer deems advisable a sum not to exceed $500,000.00; and it was further

     (5) RESOLVED, that the Officers and Directors of the Corporation have limited liability to the corporation and shareholders, to be liable to only acts of fraud or intentional misrepresentation of the corporation's performance; the Officers and Directors indemnify themselves from any losses sustained to the shareholders in which they are acting in prudent business practices; it was further

     (6) RESOLVED, that the president of the Corporation be, and is hereby authorized and directed to take steps necessary and/or desirable to engage in the business activities authorized by the Certificate of Incorporation of Sun & Surf Inc.; and it was further

     (7) RESOLVED, that the president of the Corporation be, and is hereby, authorized, empowered, and directed to take any and all necessary and/or desirable steps and to execute and deliver any and all instruments necessary and/or desirable to pay any and all expenses incurred in connection with the organization of the Corporation, including filing, license, attorney's and accountant's fees; it was further

     (8) RESOLVED, that the president of the Corporation be, and is hereby, authorized, empowered, and directed to take any and all necessary and/or desirable steps on behalf of the Corporation to negotiate for and to lease and/or buy in the name of the Corporation such business property and/or other assets as the officer shall deem necessary and/or desirable upon such terms and conditions as the officer shall deem in the best interests of the Corporation, and that the officer, be and is hereby, authorized, empowered, and directed to execute in the name of the Corporation and all documents deemed necessary and/or desirable in the judgment of the officer to effectuate this resolution; and it was further

     (9) RESOLVED, that the president of the Corporation be, and is hereby, authorized and directed to execute the certificate, a copy of which is annexed hereto as Exhibit C, required under Tax Law 275-A and cause the same to be filed with the Department of Taxation and Finance; it was further

     (10) RESOLVED, that the signing of these minutes does and hereby constitutes full ratification thereof and waiver by the signatory of all notice requirements for such meetings; and it was further

     (11) RESOLVED, that there being no further business, the Organizational Meeting of the Directors of Sun & Surf Inc. be and the same is hereby duly adjourned.



Dated:   Holbrook, New York
         December 1, 2000


/s/  Jeffrey R. Esposito                        /s/  Kenneth C. Dollman
--------------------------------                -------------------------------
Jeffrey R. Esposito, Director                   Kenneth C. Dollman, Director


/s/  Joel Esposito
--------------------------------
Joel Esposito, Director

                MINUTES OF A SPECIAL MEETING OF THE SHAREHOLDERS
                        AND DIRECTORS OF SUN & SURF INC.


     We, the undersigned, being the sole officers, directors and shareholders of the Corporation, do and hereby agree and consent, and publish and declare, the following as and for Minutes of a Special Meeting of the Directors of held at 4250 Veterans Memorial Highway, Suite 295E, Holbrook, County of Suffolk, State of New York on the 5th day of December 2000 at about 5:00 o'clock p.m.

     (1) RESOLVED, that all acts heretofore taken and decisions heretofore reached by the officers of the Corporation on behalf of the Corporation be, and the same are hereby, approved, ratified, and adopted, by the Directors of the Corporation, nunc pro tunc and the same be, and are hereby be, ordered annexed to these minutes and filed with the Secretary, and it was further

     (2) RESOLVED, that the Corporation be and the same is hereby authorized And directed to accept and assume a non-exclusive portion of the on-going business consisting of the Consulting, Sales Agency, and Future Franchise Operations of J Espo's Inc., and it was further

     (3) RESOLVED, that in consideration of such transfer assets and liabilities and on-going business from J Espo's Inc. and as soon as practicable and in compliance with or exemption from applicable laws, rules, and regulations concerning the public issuance of securities, the officers of the Corporation be, and they hereby is authorized, directed and empowered to issues shares of common stock of the Corporation on a one to one basis to each and every shareholders of record of J Espo's Inc as of December 18, 2000, whose name and number of shares owned of record is set forth on the list annexed hereto and made a part of Exhibit A.
          Exhibit B is Spin off Agreement.

     (4) RESOLVED, that the officers of the Corporation be, and they are hereby, authorized, empowered and directed to take any and all steps, and to execute and deliver any and all instruments in connection with consummating the transaction contemplated by and in connection with carrying the foregoing resolutions into effect; and it was further

     (5) RESOLVED, that the signing of these minutes does and hereby constitutes Full ratification thereof and waiver by the signatory all notice requirements for this Special Meeting of Shareholders of the Corporation, and it was further

     (6) RESOLVED, that there being no further business, this Special Meeting Shareholders and Directors of this corporation be the same is hereby duly adjourned.


Dated: Holbrook, New York
       December 5, 2000



/s/  Jeffrey R. Esposito                        /s/  Kenneth C. Dollman
----------------------------------              --------------------------------
Jeffrey R. Esposito,                            Kenneth C. Dollman
President, Director and                         Secretary, Director and
Shareholder owning                              Shareholder owning
100,000 shares                                  100,000 shares


                                                /s/  Joel Esposito
                                                --------------------------------
                                                Joel Esposito
                                                director and
                                                Shareholder owning
                                                50,000 shares

                                   EXHIBIT A



                                                   Prepared by American Registrar & Transfer Co.

J ESPO'S INC                         COMMON                             Date Printed: 12/19/2000

     Ownership Register as of:  December 18, 2000                                     Page No. 1


     Name                       Certificate      Shares      Issued       Restricted     Stopped
     ----                       -----------      ------      ------       ----------     -------
ANTHONY BASCIANO
& CAROL BASCIANO JTTEN
199 5TH AVENUE                      103           2,000.    07/06/2000    07/06/2000
HOLTSVILLE, NY 11742
                                  Total:          2,000.


CHARLOTTE M CARAMANICO
P0 BOX 2027                         157           1,000.    07/12/2000
MONTAUK, NY 11954
                                  Total:          1,000.


CEDE & CO
BOX #20                             170          30,000.    11/27/2000
BOWLING GREEN STATION               171             800.    12/05/2000
NEW YORK, NY 10004
13-2555119                        Total:         30,800.


KENNETH C DOLLMAN
3 ASPEN STREET                      101          60,000.    07/06/2000    07/06/2000     10/05/2000
PRT JEFFERSON STATN, NY 11776
                                  Total:         60,000.


ANNA E ESPOSITO                     105           6,000.    07/06/2000    01/06/2000
39 EASTVIEW RD                      132           1,000.    07/1212000
LAKE RONKONKOMA, NY 11779
                                  Total:          7,000.


BRIAN ESPOSITO                      106          26,OOO.    07/06/2000    07/06/2000
916 BENEDICT STREET                 179           7,000.    12/18/2000
BOHEMIA, NY 11716                   180           2,000.    12/18/2000

                                   Total:         35,000.


CHRJSTINE ESPOSITO                  107           4,000.    07/0612000    07/06/2000
916 BENEDICT STREET                 181           1,600.    12/18/2000
BOHEMIA, NY 11716                   182           1,400.    12/1812000

                                  Total:          7,000.


DIANA ESPOSITO                      173          20,000.    12/18/2000    07/06/2000

                                  Total:         20,000.


JAMES W ESPOSITO                     108          3,000.    07/06/2000    07/06/2000
2105 DONNA AVE                       135          3,000.    07/12/2000
ENDICOTT, NY 13760
                                  Total:          6,000.




J ESPO'S INC                         COMMON                            Date Printed: 12/19/2000

     Ownership Register as of:  December 18, 2000                                    Page No. 2


     Name                       Certificate      Shares      Issued       Restricted     Stopped
     ----                       -----------      ------      ------       ----------     -------
JAMES W ESPOSITO
CUST FBO KYLE P ESPOSITO             109          2,000.    07/06/2000    07106/2000
2105 DONNA AVE                       163          2,000.    07/21/2000
ENDICOTT, NY 13760
                                   Total:         4,000.


JAMES W ESPOSITO
CUST FBO SARAH E ESPOSITO            110          2,000.    07/06/2000    07/06/2000
2105 DONNA AVE                       164          2,000.    07/21/2000
ENDICOTT, NY 13760
                                   Total:         4,000.


JAMES W ESPOSITO
CUST FBO TAYLOR ESPOSITO             111          2,000.    07/06/2000    07/06/2000
2105 DONNA AVE                       165          2,000.    07/21/2000
ENDICOTT, NY 13760
                                   Total:         4,000.


JAY ESPOSITO                         112          4,000.    07/06/2000    07/06/2000
39 EASTVIEW RD                       177          1,200.    12/18/2000
LAKE RONKONKOMA, NY 11779            178            800.    12/18/2000

                                   Total:         6,000.


JEFFREY R ESPOSITO
63 HALSEY STREET                     174      3,940,250.    12/18/2000    07/06/2000
SOUTH HAMPTON, NY 11968
                                   Total:     3,940.250.


JERRY A ESPOSITO
910 BENEDICT ST                      113         24,000.    07/06/2000    07/06/2000
BOHEMIA, NY 11716
                                   Total:        24,000.


JERRY A ESPOSITO
& BRIAN ESPOSITO JTTEN
916 BENEDICT STREET                  104          4,000.    07/06/2000    07/06/2000
BOHEMIA, NY 11716
                                   Total:         4,000.


JOEL ESPOSITO                        114          2,000.    07/06/2000    07/06/2000
39 EASTVIEW RD                       175          1,200.    12/18/2000
LAKE RONKONKOMA, NY 11779            176            800.    12/18/2000

                                   Total:         4,000.


KATHLEEN M ESPOSITO                  115          3,000.    07/06/2000    07/06/2000
2105 DONNA AVE                       142          3,000.    07/12/2000
ENDICOTT, NY 13760
                                   Total:         6,000.




J ESPO'S INC                         COMMON                            Date Printed: 12/19/2000

     Ownership Register as of:  December 18, 2000                                    Page No. 3


     Name                       Certificate      Shares      Issued       Restricted     Stopped
     ----                       -----------      ------      ------       ----------     -------
MARGARET A ESPOSITO
711 CHESTER RD                       116          6,000.    07/06/2000    07/06/2000
SAYVILLE, NY 11782                   143          1,000.    07/12/2000

                                   Total:         7,000.


JERRY A ESPOSTIO
CUST FBO JAKE ESPOSITO UGMA          158         10,000.    07/12/2000
910 BENEDICT ST                      172         40,000.    12/18/2000    07/06/2000
BOHEMIA, NY 11716
                                   Total:        50,000.


BARBARA A FORSTER                    117         65,000.    07/06/2000    07/06/2000
32 GOODWIN PL.                       144        100,000.    07/12/2000
NORTHPORT, NY 11768
                                   Total:       165,000.


FRANK W FORSTER                      118         69,000.    07/06/2000    07/06/2000
32 GOODWIN PL                        145        100,000.    07/12/2000
NORTHPORT, NY 11768
                                   Total:       169,000.


AIDA HERNANDEZ
1961 HAVILAND AVE                    162            500.    07/12/2000
BRONX, NY 10472
                                   Total:           500.


BERNICE HERNANDEZ
1961 HAVILAND AVE                    161            500.    07/12/2000
BRONX, NY 10472
                                   Total:           500.


KADING COMPANIES
CJO ESPO'S INC.
57 MAIN STREET                       119         50,000.    07/06/2000    07/06/2000
EAST HAMPTON, NY 11937
                                   Total:        50,000.


KEVIN KADING
& LAURETTE KADING
450 OCEAN TERRACE                    166            200.    07/21/2000
STATEN ISLAND, NY 10301
                                   Total:           200.


JOANN KRISTOFF                       122          4,000.    07/06/2000    07/06/2000
646 CHESTER RD                       146          8,000.    07/12/2000
SAYVILLE, NY 11762
                                   Total:        12,000.


KATHI KRISTOFF                       123         12,000.    07/06/2000    07/06/2000
646 CHESTER RD                       147          2,000.    07/12/2000
SAYVILLE, NY 11782
                                   Total:        14,000.




J ESPO'S INC                         COMMON                            Date Printed: 12/19/2000

     Ownership Register as of:  December 18, 2000                                    Page No. 4


     Name                       Certificate      Shares      Issued       Restricted     Stopped
     ----                       -----------      ------      ------       ----------     -------
KATHI KRISTOFF
& TRACY KRISTOFF JTTEN               120          4,000.    07/06/2000    07/06/2000
646 CHESTER RD
SAYVILLE, NY 11782                 Total:         4,000.


LESLIE KRISTOFF                      124          4,000.    07/06/2000    07/06/2000
646 CHESTER RD                       148          8,000.    07/12/2000
SAYVILLE, NY 11782
                                   Total         12,000.


TRACY KRISTOFF                       125         12,000.    07/06/2000    07/06/2000
646 CHESTER RD                       149          2,000.    07/12/2000
SAYVILLE, NY 11782
                                   Total:        14,000.


TRACY KRISTOFF
& KATHY KRISTOFF JTTEN               121          4,000.    07/06/2000    07/06/2000
646 CHESTER RD
SAYVILLE, NY 11782                 Total:         4,000.

JEAN E LIBERTI
8 OAK ST                             151            500.    07/12/2000
CENTRAL ISLIP, NY 11722
                                   Total:           500.


JOHN L MILL1NG
115 RIVER ROAD                       102         10,000.    07/06/2000    07/06/2000
BLDNG. 12 STE#1205
EDGEWATER, NJ 07020                Total:        10,000.

BRUCE G MOOR
& KATHLEEN MOOR JTTEN                126          2,000.    07/06/2000    07/06/2000
P0 BOX 1517
RONKONKOMA, NY 11779               Total:         2,000.


KATIE A MOOR
P0 BOX 1517                          127          2,000.    07/06/2000    07/06/2000
RONKONKOMA, NY 11779
                                   Total:         2,000.


KIMBERLY MOOR
P0 BOX 1517                          128          2,000.    07/06/2000    07/06/2000
RONKONKOMA, NY 11779
                                   Total:         2,000.


ELLEN PASTER
30 MAIN STREET                       129          4,000.    07/06/2000    07/06/2000
SOUTHHAMPTON, NY 12968
                                   Total:         4,000.



J ESPO'S INC                         COMMON                            Date Printed: 12/19/2000

     Ownership Register as of:  December 18, 2000                                    Page No. 5


     Name                       Certificate      Shares      Issued       Restricted     Stopped
     ----                       -----------      ------      ------       ----------     -------
LOUIS PEDROGO
1961 HAVILAND AVE                    160          2,000.    07/12/2000
BRONX, NY 10472
                                   Total:         2,000.


DIANA ROSSETTI
63 ELM AVE                           130         14,000.    07/06/2000    07/06/2000
FLORAL PARK, NY 11001
                                   Total:        14,000.


JANE ROSSETTI
63 ELM AVE                           152          1,000.    07/12/2000
FLORAL PARK, NY 11001
                                   Total:         1,000.


KATE ROSSETTI                        131          2,000.    07/06/2000    07/06/2000
63 ELM AVE                           150          2,500.    07/12/2000
FLORAL PARK, NY 11001
                                   Total:         4,500.


MIRTA VARGAS
3259 GIEGERICH PLACE                 159          1,000.    07/12/2000
BRONX, NY 10465
                                   Total:         1,000.






                   TOTAL SHAREHOLDERS:                 43.
                   TOTAL SHARES:                4,710,250.
                   TOTAL RESTRICTED SHARES:     4,410,250.
                   TOTAL CERTIFICATES:                 67.


                                   EXHIBIT B

                           JRE INC SPIN OFF AGREEMENT
                                WITH PREDECESSOR
                                  J ESPO'S INC

                              ASSIGNMENT AGREEMENT

     In consideration of good and valuable consideration, receipt of which is hereby acknowledged between J Espo's Inc. and Sun & Surf Inc. on December 5, 2000, or such other extended time as Sun & Surf Inc. shall deem desirable. All assets, liabilities, an the on-going business operations of J Espo's Inc. Consultant and Future Franchise Divisions, wherever located and of every nature and description be and the same hereby are transferred and assigned to Sun & Surf Inc., a New York domestic business corporation, and as soon as practicable after the closing of an Agreement and Plan of Reorganization, and compliance with or exemption from applicable laws, rules, and regulations concerning the public issuance of securities, one share of common stock of JRE Inc., on a one to one basis, shall be issued to each and every shareholder of record of J Espo's Inc. as of December 18, 2000.


Dated:  East Hampton, New York
        December 05, 2000


                                                J Espo's Inc.

                                           By:  /s/  Jeffrey R. Esposito
                                                --------------------------------
                                                Jeffrey R. Esposito, President


ACCEPTED AND AGREED:

Sun & Surf Inc.

By:  /s/  Jeffrey R. Esposito
     -----------------------------------
     Jeffrey R. Esposito, President

                              CUSIP Issuer Number

CUSIP SERVICE BUREAU
STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, NY 10041

January 23, 2001

JEFFREY ESPOSITO
SURF GROUP INC.
57 MAIN STREET
EAST HAMPTON, NY 11937

Mr. JEFFREY ESPOSITO

This is in response to your request for the assignment of a Government CUSIP Number to

ISSUER:  SUN & SURF INC.
CUSIP Issuer Number:  866626

IMPORTANT NOTICE:

The CUSIP Service Bureau requires that FINAL documentation (i.e. prospectus or official statement in print or electronic form) be sent to the CUSIP Service Bureau as soon as it is available. 'Requestor' risks supension and/or withdrawal of the CUSIP number(s) without the receipt of final documentation by the CUSIP Service Bureau within 10 days of the offering date.

E-Mail addresses for electronic documents:          Print documents:

Corporate       cusip_corp@mgh.com              CUSIP Service Bureau
Municipal       cusip_muni@mgh.com              Standard & Poor's CUSIP Service
                                                Bureau
PPN             cusip_ppn@mgh.com               55 Water Street, 47th Floor
International   cusip_global@mgh.com            New York, NY 10041

'Requestor' receives a 10% discount on CUSIP applications made via the Internet. From the CUSIP home page (www.cusip.com), click the CUSIPRequest button.

Please call me at (212) 438-6565 with any questions.


                                        Sincerely yours,

                                        Gerard Faulkner
                                        Manager
                                        CUSIP Service Bureau

The assignment of a CUSIP number to a particular security by Standard & Poor's is not intended by Standard & Poor's to be and should not be construed as an endorsement of such security, a recommendation to purchase, sell or hold such security or an opinion as to the legal validity of such security

CUSIP Trademark of the committee on Uniform Security Identification Procedures. The American Bankers Association.

CUSIP NUMBER            ISIN NUMBER   Issue Description     Rate     Maturity

866626 10  4           US8666261040    COM

                      Resolution Appointing Transfer Agent

                  CERTIFICATE REGARDING ADOPTION OF RESOLUTION
                           APPOINTING TRANSFER AGENT

The undersigned officers of Sun & Surf Inc., a New York Corporation ("the Company"), hereby certify that its board of directors has duly adopted the following Resolution:

RESOLVED, that: American Registrar & Transfer Co. ("ARTCO" a Utah corporation) is appointed Registrar and Transfer Agent of the Company, and that all accredited officers of ARTCO and each of them is hereby authorized, designated and accepted to act for and on behalf of the Company as Vice Presidents and Assistant Secretaries with power only to sign stock certificates in either capacity;

ARTCO is hereby authorized to use its own judgement in matters affecting its duties as such Registrar and Agent, and in its discretion to apply to and act upon advice of its own counsel or instructions of authorized counsel for the Company in respect of any questions arising in connection with such agency (all legal fees therefore to be at the Company's expense), and ARTCO is hereby relieved of any responsibility to the Company and indemnified by it as to third persons for action taken in accordance with such advice or instructions or its own judgement, remaining liable only for its own willful default or misconduct;

the Company shall, and hereby does, indemnify, protect and hold ARTCO harmless for any act, omission, delay or refusal made by ARTCO in reliance upon any stock certificate or other instrument issued by the Company believed by ARTCO in good faith to be valid, genuine and sufficient, and in effecting any transfer believed by ARTCO in good faith to be duly authorized, ARTCO to be liable in such respects only for its willful misconduct;

ARTCO shall be without liability to the Company, and is hereby indemnified from any liability to third persons, for ARTCO's refusal to perform any act in connection with this agency where in reliance upon opinion of its counsel ARTCO in good faith believes that such act may subject it or its officers or employees to criminal liability or injunctive sanctions under any law of the United States;

the Company agrees to pay interest to ARTCO at the rate of 13% per annum or all amounts past due to ARTCO 21 days after its Statement(s) are mailed, and such reasonable attorney fees as may be awarded by a court of competent jurisdiction or any action brought by ARTCO to collect sums due it from the Company; and, other party may terminate this appointment at any time by written notice to the other party. In the event the Company elects to terminate ARTCO, the notice must be in writing and accompanied by payment of all unpaid fees including ARTCO's termination fee (per its fee schedule as filed with the SEC, at present $1600). Termination will not become effective until thirty days after this written notice has been received by ARTCO and all fees due ARTCO have been paid in full.

EXECUTED on this 22 day of January 2001 by:


/s/  Jeffrey R. Esposito                         /s/  Kenneth C. Dollman
--------------------------                       -------------------------------
President                                        Secretary

PLEASE COMPLETE THE FOLLOWING AND FAX BACK SIGNED BY AN OFFICER OF THE COMPANY.

Contact:  Officer/Director:
          Name:         Jeffrey R. Esposito
          Title:        President
          Telephone:    516-356-2298            FAX:  631-329-7372
          Address:      57 Main Street
                        East Hampton, NY 11937

Persons Authorized to Request Information:

          Jeffrey R. Esposito

Company Name History:   Spin-off J. Espo's Inc.

        Prior Name                              Date of Change
        n/a                                     n/a

        Split History                           Effective Date
        n/a                                     n/a

Prior Transfer Agent(s) (If any):
        n/a

Cusip Number:

Officers & Directors:
President:      Jeffrey R. Esposito
Vice President:
Secretary:      Kenneth C. Dollman, Esq.
Treasurer:
Directors:      Jeffrey R. Esposito
                Kenneth C. Dollman, Esq.
                Joel Esposito

FedEx/UPS/Airborne (Specify) Account Number:    n/a

I hereby certify that the above information is complete and accurate:

                                        Sun & Surf Inc.
                                        ----------------------------------------
                                        (Company Name)

                                        By:     Jeffrey R. Esposito
                                        ----------------------------------------
                                        President

Please Provide:

        *  A copy of the Articles of Incorporation, as amended;

        *  Most recent financial statement;

        *  Last Annual Report; and,

        *  Current Shareholders List.

To order certificates for your company we will also need the following:

Color Preference:

Special Artwork (Attached copy)

Signature Samples (Two officers 3 each):

        President                                       Secretary
        ---------                                       ---------
         Officer                                         Officer

/S/  JEFFREY R. ESPOSITO                        /S/  KENNETH C. DOLLMAN
/S/  JEFFREY R. ESPOSITO                        /S/  KENNETH C. DOLLMAN
/S/  JEFFREY R. ESPOSITO                        /S/  KENNETH C. DOLLMAN

If you have any questions please feel free to call.

                                        Very truly yours,


                                        RICHARD M. DAY
                                          PRESIDENT

P.S. If you don't have a Cusip number do you want to wait on certificates until you get one? Please advise.

                               Shareholders List


                                                                           Prepared by American Registrar & Transfer Co.
SUN & SURF INC.                                         COMMON                                 Date Printed: 01/03/2002

Ownership Register as of:  October 31, 2001                                                                  Page No. 1

        Name                            Certificate             Shares          Issued          Restricted      Stopped
        ----                            -----------             ------          ------          ----------      -------

ANTHONY BASCIANO                            106                  2,000        04/05/2001        12/18/2000
& CAROL BASCIANO JTTEN                    Total:                 2,000.
199 5TH AVENUE
HOLTSVILLE, NY 11742

CHARLOTTE M CARAMANICO                      107                  1.000.       04/05/2001        12/18/2000
PO BOX 2027                               Total:                 1,000.
MONTAUK, NY 11954

KENNETH C DOLLMAN                           102                 50,000.       04/05/2001        04/04/2001
3 ASPEN STREET                              104                 50,000.       04/05/2001        04/04/2001
PRT JEFFERSON STATN, NY 11776               109                 60,000.       04/05/2001        12/18/2000
                                          Total:               160,000.

ANNA E ESPOSITO                             110                  7,000.       04/05/2001        12/18/2000
39 EASTVIEW RD                            Total:                 7,000.
LAKE RONKONKOMA, NY 11779

BRIAN ESPOSITO                              111                 35,000.       04/05/2001        12/18/2000
916 BENEDICT STREET                       Total:                35,000.
BOHEMIA, NY 11716

CHRISTINE ESPOSITO                          112                  7,000.       04/05/2001        12/18/2000
916 BENEDICT STREET                         156                    100.       06/26/2001        12/18/2000
BOHEMIA, NY 11716                         Total:                 7,100.

DIANA ESPOSITO                              113                 20,000.       04/05/2001        12/18/2000
                                          Total:                20,000.

JAMES W ESPOSITO                            114                  6,000.       04/05/2001        12/18/2000
2105 DONNA AVE                            Total:                 6,000.
ENDICOIT, NY 13760

JAMES W ESPOSITO                            115                  4,000.       04/05/2001        12/18/2000
CUST FBO KYLE P ESPOSITO                  Total:                 4,000.
2105 DONNA AVE
ENDIC0TT, NY 13760

JAMES W ESPOSITO                            116                  4,000.       04/05/2001        12/18/2000
CUST FBO SARAH E ESPOSITO                 Total:                 4,000.
2105 DONNA AVE
ENDICOTT, NY 13760



SUN & SURF Inc.                                         COMMON                                 Date Printed: 01/03/2002

Ownership Register as of:  October 31, 2001                                                                  Page No. 2


        Name                            Certificate             Shares          Issued          Restricted      Stopped
        ----                            -----------             ------          ------          ----------      -------

JAMES W ESPOSITO                            117                  4,000.       04/05/2001        12/18/2000
CUST FBO TAYLOR ESPOSITO                  Total:                 4,000.
2105 DONNA AVE
ENDICOTT, NY 13750

JAY ESPOSITO                                118                  6,000.       04/05/2001        12/18/2000
39 EASTVIEW RD                            Total:                 6,000.
LAKE RONKONKOMA, NY 11779

JEFFREY R ESPOSITO                          101                 50,000.       04/05/2001        04/04/2001
63 HALSEY STREET                            103                 50,000.       04/05/2001        04/04/200l
SOUTH HAMPTON, NY 11958                     119              3,940,250.       04/05/2001        12/18/2000
                                          Total:             4,040,250.

JERRY A ESPOSITO                            120                 24,000.       04/05/2001        12/18/2000
910 BENEDICT ST                             155                 29,000.       06/20/2001        12/18/2000
BOHEMIA, NY 11716                         Total:                53,900

JERRY A ESPOSITO                            121                  4,000.       04/05/2001        12/18/2000
& BRIAN ESPOSITO JTTEN                    Total:                 4,000
916 BENEDICT STREET
BOHEMIA, NY 11716

JOEL ESPOSITO                               105                 50,000.       04/05/2001        04/04/2001
39 EASTVIEW RD                              122                  4.000.       04/05/2001        12/18/2000
LAKE RONKONKOMA, NY 11779                 Total:                54,000

KATHLEEN M ESPOSITO                         123                  6,000.       04/05/2001        12/18/2000
2105 DONNA AVE                            Total:                 6,000.
ENDICOTT, NY 13760

MARGARET A ESPOSITO                         124                  7,000.       04/05/2001        12/18/2000
711 CHESTER RD                            Total:                 7,000.
SAYVILLE, NY 11782

JERRY A ESPOSTIO                            125                 50,000.       04/05/2001        12/18/2000
CUST FBO JAKE ESPOSITO UGMA               Total:                50,000.
910 BENEDICT ST
BOHEMIA, NY 11716

BARBARA A FORSTER                           126                165,000.       04/05/2001        12/18/2000
32 GOODWIN PL.                            Total:               165,000.
NORTHPORT, NY 11768





SUN & SURF INC.                                  COMMON                                        Date Printed: 01/03/2002

Ownership Register as of:  October 31, 2001                                                                  Page No. 3


        Name                            Certificate             Shares          Issued          Restricted      Stopped
        ----                            -----------             ------          ------          ----------      -------

FRANK W FORSTER                             127                169,000.       04/05/2001        12/18/2000
32 GOODWiN PL                             Total:               169,000.
NORTHPORT, NY 11768

AIDA HERNANDEZ                              128                    500.       04/05/2001        12/18/2000
1961 HAVILAND AVE                         Total:                   500.
BRONX, NY 10472

BERNICE HERNANDEZ                           129                    500.       04/05/2001        12/18/2000
1961 HAVILAND AVE                         Total:                   500.
BRONX, NY 10472

KADING COMPANIES SA                         130                 50,000.       04/05/2001        12/18/2000
ATTN: KEVEI KADING                        Total:                50,000.
1 WORLD TRADE CIR, STE 4695
NEW YORK, NY 10048

KEVIN KADING                                131                    200.       04/05/2001        12/18/2000
& LAURETTE KADING                         Total:                   200.
450 OCEAN TERRACE
STATEN ISLAND, NY 10301

KEVIN H KADING                              152                    200.       06/20/2001        12/18/2000
450 OCEAN TERRACE                         Total:                   200.
STATEN ISLAND, NY 10301-4556
###-##-####

KEVIN H KADING                              154                    400.       06/20/2001        12/18/2000
CUST FBO KAITLIN M KADING                 Total:                   400.
450 OCEAN TERRACE
STATEN ISLAND, NY 10301

LAURETTE KADING                             153                    200.       06/20/2001        12/18/2000
540 OCEAN TERRACE                         Total:                   200.
STATEN ISLAND, NV 10301

JOANN KRISTOFF                              132                 12,000.       04/05/2001        12/18/2000
646 CHESTER RD                            Total:                12,000.
SAWILLE, NY 11782

KATHI KRISTOFF                              133                 14,000.       04/05/2001        12/18/2000
18 KINN ST                                Total:                14,000.
BLUE POINT, NY 11715-1514

KATHI KRISTOFF                              134                  4,000.       04/05/2001        12/18/2000
& TRACY KRISTOFF JTTEN                      137                  4,000.       04/05/2001        12/18/2000
646 CHESTER RD                            Total:                 8,000.
SAYVILLE, NV 11782





SUN & SURF INC.                                  COMMON                                         Date Printed: 01/03/2002

Ownership Register as of:  October 31, 2001                                                                   Page No. 4


        Name                            Certificate             Shares          Issued          Restricted      Stopped
        ----                            -----------             ------          ------          ----------      -------

LESLIE KRISIOFF                             135                 12,000.       04/05/2001         12/18/2000
646 CHESTER RD                            Total:                12,000.
SAYVILLE, NY 11782

TRACY KRISTOFF                              136                 14.000.       04/05/2001         12/18/2000
646 CHESTER RD                            Total:                14,000.
SAYVILLE, NY 11782

JEAN E LIBERTI                              138                    500.       04/05/2001        12/18/2000
8 OAK ST                                  Total:                   500.
CENTRAL ISLIP, NY 11722

JOHN I. MILLING                             139                 10,000.       04/05/2001        12/18/2000
115 RIVER ROAD                            Total:                10,000.
BLDNG. 12 STE#1205
EDGEWATER, NJ 07020

BRUCE G MOOR                                140                  2,000.       04/05/2001        12/18/2000
& KATHLEEN MOOR JTTEN                     Total:                 2,000.
P0 BOX 1517
RONKONKOMA, NY 11779

KATIE A MOOR                                141                  2,000.       04/05/2001        12/18/2000
PO BOX 1517                               Total:                 2,000.
RONKONKOMA, NY 11779

KIMBERLY MOOR                               142                  2,000.       04/05/2001        12/18/2000
PO BOX 1517                               Total:                 2,000.
RONKONKOMA, NY 11779

ELLEN PASTER                                143                  4,000.       04/05/2001        12/18/2000
30 MAIN STREET                            Total:                 4,000.
SOUTHHAMPTON, NY 12968

LOUIS PEDROGO                               144                  2,000.       04/05/2001        12/18/2000
1961 HAVILAND AVE                         Total:                 2,000.
BRONX, NY 10472

DIANA ROSSETTI                              145                 14,000.       04/05/2001        12/18/2000
63 ELM AVE                                Total:                14,000.
FLORAL PARK, NY 11001

JANE ROSSETTI                               146                  1,000.       04/05/2001        12/18/2000
63 ELM AVE                                Total:                 1,000.
FLORAL PARK, NY 11001



SUN & SURF INC.                                  COMMON                                        Date Printed: 01/03/2002

Ownership Register as of:  October 31, 2001                                                                  Page No. 5


        Name                            Certificate             Shares          Issued          Restricted      Stopped
        ----                            -----------             ------          ------          ----------      -------

KATE ROSSETTI                               147                  4,500.       04/05/2001         12/18/2000
63 ELM AVE                                Total:                 4,500.
FLORAL PARK, NY 11001


MIRTA VARGAS                                148                  1,000.       04/05/2001        12/18/2000
1961 HAVILAND AVE                         Total:                 1,000.
BRONX, NY 10472-5103



                            TOTAL SHAREHOLDERS:                              44.
                                  TOTAL SHARES:                       4,960,250.
                       TOTAL RESTRICTED SHARES:                       4,960,250.
                            TOTAL CERTIFICATES:                              52.